                                                                   EXHIBIT 10.52


                               PURCHASE AGREEMENT


                                                                November 8, 2000

         AGREEMENT dated as of the 8th day of November, 2000 by and between ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "Company"), with offices at 200 Corporate Boulevard South, Yonkers, New York 10701 and each of those persons, severally and not jointly, listed as a purchaser on the Schedule of purchasers attached as EXHIBIT B hereto. Such persons are hereafter collectively referred to as the "Purchasers" and each individually as a "Purchaser".


                                   ARTICLE I
                        AUTHORIZATION OF THE SECURITIES

         The Company represents that it has taken all corporate action necessary to authorize the issuance and sale of up to (a) 50,000,000 shares of Common Stock of the Company, par value $.00001 per share ("Common Stock") and (b) warrants to purchase up to an aggregate of 30,000,000 shares of Common Stock of the Company (the "Warrants"). The Common Stock and the Warrants (collectively, the "Securities") are to be sold to each Purchaser pursuant to this Agreement. For purposes of this Agreement the term "Shares" shall mean the shares of Common Stock purchased hereunder and the shares of Common Stock which may be issued from time to time pursuant to the exercise of the Warrants.


                                   ARTICLE II
                  SALE AND PURCHASE OF THE SECURITIES; CLOSING

         II.1. SALE AND PURCHASE OF THE SECURITIES. Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein, or made pursuant hereto, the Company will issue and sell to each Purchaser, severally and not jointly, as more particularly referred to below, and each Purchaser will purchase from the Company, on any Closing Date specified in Section 2.2, the Securities for the purchase price set forth next to the name of such Purchaser on Exhibit B, at an aggregate purchase price for all Purchasers of $5,000,000 (the "Aggregate Purchase Price"). Additional Purchasers may be added to Exhibit B and/or the amount of Securities purchased by any one or more Purchasers set forth on Exhibit B may be increased between the date hereof and the Last Closing Date, as defined in Section 2.2, and in such event the Aggregate Purchase Price shall be deemed to be the aggregate purchase price paid by all Purchasers purchasing Securities as of the Last Closing Date; provided that the Aggregate Purchase Price shall not exceed $20,000,000.



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         II.2. CLOSING.

         (a) The closing of the purchase and sale of the Securities shall take place at one or more closings (each, a "Closing"). A closing shall be deemed to occur when this Agreement has been executed by both the Company and the Purchasers and the Company has received payment for and issued all of the Securities. The initial Closing will take place at such time and place or later date as may be mutually agreed upon by the Company and the Purchasers participating in the initial Closing, and shall be for an aggregate purchase price of not less than $5,000,000. The date of any subsequent Closing or Closings will be mutually agreed upon by the Company and a majority in interest of the Purchasers participating in each such subsequent Closing, provided that no Closing shall occur later than December 31, 2000 (the "Last Closing Date"). The date of any Closing is referred to as a "Closing Date." The date on which this occurs is herein called the "Closing Date."

         (b) On the Closing Date there will be delivered to each Purchaser (i) the shares of Common stock indicated on Exhibit B registered in its name and
(ii) warrant certificates in the forms of Exhibits A-1 and A-2 registered in such name representing the right to purchase the number of shares of Common Stock set forth therein. The foregoing Securities shall be delivered by the Company, against delivery by each Purchaser to the Company of an unendorsed certified or official bank check drawn upon or issued by a bank which is a member of the New York Clearinghouse for banks (or wire transfer) for the aggregate purchase price to be paid by such Purchaser payable to the order of the Company.


                                  ARTICLE III
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants to and covenants with the Company that:

         III.1. QUALIFIED BUYER. Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Either alone or together with the advice of a representative, Purchaser is sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company. Purchaser has requested, received, reviewed and considered, either alone or with a representative, all information Purchaser deems relevant in making an informed decision to purchase the Securities, it being understood that such review will not affect the validity of the representations of the Company in Article IV hereof.

         III.2. COMPLIANCE WITH LAWS. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.




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         III.3. QUALIFIED INVESTOR QUESTIONNAIRE. Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Appendix
I. The answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing (provided that Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the Closing).

         III.4. CAPACITY TO ENTER INTO AGREEMENT. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by Purchaser, this Agreement shall constitute a valid and binding obligation, enforceable in accordance with its terms, except (a) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and (b) as limited by equitable principles generally.

         III.5. OWNERSHIP IN THE COMPANY. Upon completion of the transaction or upon exercise of any Warrant, Purchaser will not directly or beneficially own more than 4.9% of the Common Stock of the Company.

         III.6. INDEPENDENT INVESTIGATION. In electing to purchase the Securities hereunder, Purchaser has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by Purchaser and his representatives, if any, and Purchaser has not been given any oral or written representations or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

         III.7. NO GOVERNMENT RECOMMENDATION OR APPROVAL. Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

         III.8. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Purchaser agrees not to make any disposition of all or any portion of the Warrants or the Shares issuable upon the exercise of the Warrants unless and until (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (b) the disposition is made pursuant to an available exemption from the registration requirements of the Securities Act and in the case of clause (b) Purchaser shall have furnished the Company with such information as the Company may reasonably require (including, if reasonably requested an



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opinion of counsel, reasonably satisfactory to the Company), to confirm that such disposition will not violate any of the securities laws of the United
States.

         III.9. LEGAL REPRESENTATION. Purchaser has had the opportunity to be represented in this transaction by counsel of his own choice and has been so advised by counsel for the Company.

         III.10. SEPARATE PURCHASERS. Each Purchaser is a separate investor; no Purchaser is acting in concert with any other Purchaser or any other person in connection with the purchase of Securities pursuant to this Agreement.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants as follows:

         IV.1. ORGANIZATION AND EXISTENCE, ETC. The Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Securities as contemplated herein and the Shares issuable upon exercise of the Warrants and to carry out and perform its obligations under the terms and conditions of this Agreement. The Company does not own or lease any property or engage in any activity in any jurisdiction which might require qualification to do business as a foreign corporation in such jurisdiction and where the failure to so qualify would have a material adverse effect on the financial condition of the Company or subject the Company to a material liability. To the extent the Company has not qualified to do business in such jurisdictions, it has, as of the date hereof, prepared the necessary applications or documents to be filed with the appropriate authorities in such jurisdictions to obtain such qualifications.

         IV.2. AUTHORIZATION. All corporate action on the part of the Company and the directors and stockholders of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the transactions contemplated herein, and for the authorization, issuance and delivery of the Securities and the Shares issuable upon exercise of the Warrants, has been taken or will have been taken prior to the Closing. The Shares, when issued and sold in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

         IV.3. BINDING OBLIGATIONS; NO MATERIAL ADVERSE CONTRACTS, ETC. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and compliance herewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of state or Federal law to which the Company is subject, the Certificate of Incorporation, as amended,



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or the By-laws, as amended, of the Company, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, or, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. Except as set forth herein, or as waived by such stockholder, no stockholder of the Company has or will have any preemptive rights or rights of first refusal by reason of the issuance of the Securities.

         IV.4. OFFERING. Subject in part to the truth and accuracy of the representations made by each Purchaser herein and such Purchaser's compliance with his covenants set forth in this Agreement, the offer, sale and issuance of the Warrants and the Shares issuable upon exercise of the Warrants, in each case as contemplated by this Agreement, are not subject to the registration requirements of the Securities Act, and the Company, or anyone acting on its behalf, will not take any action hereafter that would cause such registration requirements to be applicable.

         IV.5. SEC REPORTS. (a) The Company has filed with the Securities and Exchange Commission (the "Commission") all reports ("SEC Reports") required to be filed by it under the Securities Act of 1934, as amended (the "Exchange Act"). All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated ("GAAP"). Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

         (b) No event has occurred since December 31, 1999 requiring the filing of an SEC Report that has not heretofore been filed.

         (c) The SEC Reports and this Agreement taken together as a whole will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         IV.6. DISCLOSURE. The information heretofore provided and to be provided pursuant to this Agreement, and each of the agreements, documents, certificates and writings previously delivered to Purchaser or his representatives, do not and will not contain any untrue statement of material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings



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contained herein and therein not false or misleading in light of the circumstances under which they were made. To the knowledge of the Company, there is no fact which materially adversely affects the business, prospects or condition (financial or otherwise) of the Company which has not been set forth herein.

                                   ARTICLE V
                        CONDITIONS TO PURCHASERS CLOSING

         Each Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment to such Purchaser's satisfaction on or prior to the Closing Date of each of the following conditions, any of which may be waived by such Purchaser:

         V.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties in Article IV hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

         V.2. PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all material respects.

         V.3. NO IMPEDIMENTS. Neither Purchaser nor the Company shall be subject to any order, decree or injunction of a court or administrative agency of competent jurisdiction which would impose any material limitation on Purchaser's ability to exercise full rights of ownership of the Securities.

         V.4. OTHER AGREEMENTS. The Company shall have issued to Purchaser all of the Securities.

         V.5. LEGAL INVESTMENT. At the time of the Closing, the purchase of the Securities to be purchased hereunder shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

         V.6. PROCEEDINGS AND OTHER DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement shall have been taken and Purchaser shall have received such other documents, in form and substance reasonably satisfactory to Purchaser, as to such other matters incident to the transaction contemplated hereby as Purchaser may reasonably request.


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                                   ARTICLE VI
                      CONDITIONS TO CLOSING OF THE COMPANY

         The Company's obligation to sell the Securities at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

         VI.1. REPRESENTATIONS. The representations made by each Purchaser in
Article III hereof shall be true and correct when made and shall be true and correct on the Closing Date.

         VI.2. LEGAL INVESTMENT. At the time of the Closing, the offer, sale and purchase of the Securities shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

         VI.3. PAYMENT OF PURCHASE PRICE. The Company shall have received payment in full of the Aggregate Purchase Price.


                                  ARTICLE VII
                      AFFIRMATIVE COVENANTS AND INDEMNITY

         The Purchasers and the Company hereby covenant and agree as follows:

         VII.1. FURTHER ASSURANCES. From time to time the Company shall execute and deliver to each Purchaser and each Purchaser shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.

         VII.2. REGISTRATION RIGHTS.

         (a) The Company shall use its best efforts to file on or before the date which is 60 days after the Company is given written notice by counsel for the Purchasers that no additional persons shall make purchases of the Securities under this Agreement (the "Deadline"), a registration statement (the "Registration Statement") with the Commission, on such form as the Company deems to be appropriate, to register under the Securities Act for resale by the holders thereof the Shares which may be acquired upon exercise of the Warrants. The Company shall thereafter use its best efforts to cause the Registration Statement to be declared effective by the Commission. If for any reason (other than the failure of one or more Purchasers to provide the information requested pursuant to Section 7.2(b) in which event the filing deadline shall be extended by one day for each day beyond the 10th day after written request therefor during which the information is not provided) the Registration Statement is not filed on or before the Deadline, then, subject to the next sentence, the Company shall pay to the Purchasers (PRO RATA based on the Shares being acquired by each) liquidated damages in an amount equal to .025% of the Aggregate Purchase Price per business day until the Registration Statement is filed, it being




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agreed that this amount represents the parties' best estimate of the actual damages to the purchasers. The maximum aggregate amount of liquidated damages that the Company shall be required to pay to the Purchasers under this Section 7.2(b) shall be 2% of the Aggregate Purchase Price.

         (b) Each Purchaser shall furnish to the Company such information as the Company shall reasonably request in writing and as shall be required in connection with the registration.

         VII.3. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold each Purchaser harmless from and against any losses, claims, damages or liabilities to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement (as defined below) on or after the effective date of the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Purchaser any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Purchaser or on such Purchaser's behalf, specifically for use in preparation of the Registration Statement, or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered prior to the pertinent sale or sales by such Purchaser of his Shares.

         (b) Each Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meeting of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any losses, claims, damages or liabilities to which the Company or any such officer, director or controlling person may become subject (under the Securities Act or otherwise), including, but not limited to, any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with such Purchaser's representation and warranties hereunder, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by such Purchaser or on such Purchaser's behalf specifically for use in preparation of the Registration Statement; PROVIDED, HOWEVER, that in no event shall such Purchaser's indemnity exceed the gross proceeds received by Purchaser from the sale of Shares covered by such Registration Statement.

         (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this section, such indemnified




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person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED FURTHER, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         (d) "Untrue Statement" means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  ARTICLE VIII
                       COMPLIANCE WITH THE SECURITIES ACT

         VIII.1. LEGENDS. The certificate(s)representing the Warrants delivered to the Purchasers at Closing (and the Shares issued upon exercise of the Warrants) shall be stamped or otherwise imprinted with a legend substantially similar the following (in addition to any other legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.




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                                   ARTICLE IX
                                 MISCELLANEOUS

         IX.1. GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York.

         IX.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the Closing, for a period of one year from the date of Closing.

         IX.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by and against, the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the Company may not assign its rights hereunder.

         IX.4. ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto) and the other documents delivered pursuant hereto and simultaneously herewith constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         IX.5. AMENDMENT. This Agreement may not be amended, discharged or terminated without the written consent of each Purchaser and that of the Company.

         IX.6. NOTICES, ETC. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, addressed as follows:

                  if to the Company:

                           Advanced Viral Research Corp.
                           200 Corporate Boulevard South
                           Yonkers, New York  10701
                           Attention: Shalom Z. Hirschman, M.D.
                                      President and Chief Executive Officer

         (a) if to Purchaser, to the address set forth on Exhibit B to this Agreement or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto. Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (iii) five business days after the date of mailing, if mailed.

         Copies of any notice, demand or communication given to the Company shall be delivered to Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York, 10177, Attn.: Robert E. Fischer, Esq., or such other address as may be directed.



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         IX.7. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence, therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. Except as otherwise provided herein, all remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         IX.8. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         IX.9. PLACEMENT FEE. Each Purchaser hereby represents and warrants to the Company that he has not retained a finder or broker in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify and to hold each Purchaser harmless of and from any liability for commission or compensation in the nature of an agent's or broker's fee to any broker, person or firm claiming to have been retained by Company to act as a finder or broker in connection with this transaction and the costs and expenses of defending against such liability or asserted liability. Each Purchaser agrees to indemnify and to hold the Company harmless of and from any liability for commission or compensation in the nature of an agent's or broker's fee to any broker, person or firm claiming to have been retained by or on behalf of such Purchaser to act as a finder or broker in connection with this transaction and the costs and expenses of defending against such liability or asserted liability.

         IX.10. EXPENSES. Each of the parties shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement, except that on the Closing Date the Company shall pay (i) the reasonable fees and disbursements of Salans Hertzfeld Heilbronn Christy & Viener, counsel to the Purchasers, and
(ii) a fee to Lawrence Pomerantz equal to 5% of the Aggregate Purchase Price.

         IX.11. LITIGATION. The parties each hereby waive trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Agreement or by reason of any other cause or dispute whatsoever between them. The parties hereto agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and such holders, pertaining directly or indirectly to this Agreement or to any matter arising therefrom. The parties each expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts provided that such consent shall not be deemed to be a



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waiver of personal service of the summons and complaint, or other process or papers issued therein. The choice of forum set forth in this Section 9.11 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction. The parties each waive any objection based upon forum non conveniens and any objection to venue of any action instituted hereunder.

         IX.12. TITLES AND SUBTITLES. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         IX.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         If a Purchaser is in agreement with the foregoing, such Purchaser should sign where indicated below and thereupon this letter shall become a binding agreement between such Purchaser and the Company.


                              Very truly yours,

                              ADVANCED VIRAL RESEARCH CORP.

                              By: /s/ SHALOM Z. HIRSCHMAN, M.D.
                                 -------------------------------------------
                              Name:    Shalom Z. Hirschman, M.D.
                              Title: President and Chief Executive Officer


AGREED TO:

PURCHASERS

--------------------------------------
Signature
Print Name:
            --------------------------

Address:
         -----------------------------



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



                                    EXHIBIT B
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                             DATED NOVEMBER 8, 2000
                      BETWEEN ADVANCED VIRAL RESEARCH CORP.
                           AND THE PURCHASERS THEREIN


 NAME AND ADDRESS                                               NUMBER OF SHARES OF                       NUMBER OF
 OF PURCHASER                                AMOUNT                 COMMON STOCK                          WARRANTS*
 ------------                                ------                 ------------                          --------
 Christopher Acquaviva                      $80,000                   200,000                               120,000
 30 Seven Oaks Circle
 Holmdel, New Jersey 07733

 Paul Alberti                               $100,000                  250,000                               150,000
 10A Foxberry South
 Getzville, NY 14068

 Elliot Bauer                               $120,000                  300,000                               180,000
 137 Micki Drive
 Morganville, NJ 07751

 Barbara Brennan**                          $145,000                  362,500                               217,500
 42 Old Montauk Highway
 Montauk, NY 11954

 Bridge Ventures, Inc.                      $100,000                  250,000                               150,000
 1241 Gulf of Mexico Drive
 Longboat Key, FL 34228

 Jennifer Burke                             $40,000                   100,000                                60,000
 679 Hunters Run
 Perrysburg, OH 43551

 Gene Cartwright Living Trust               $100,000                  250,000                               150,000
 c/o Gene Cartwright
 3515 S. Buena Vista Dr.
 Las Vegas, NV 89121

 Dorothy Christofides                       $120,000                  300,000                               180,000
 17 Crestwood Road
 Port Washington, NY 11050

 Leonard Cohen                              $240,000                  600,000                               360,000
 15 Bellevue Avenue
 Rumson, NJ 07760

 David Cohen                                $120,000                  300,000                               180,000
 4 Kate Ct.
 Marlboro, NJ 07746

--------

**   Barbara Brennan invested $100,000 in December 2000 and $45,000 in January
     2001.


 NAME AND ADDRESS                                               NUMBER OF SHARES OF                       NUMBER OF
 OF PURCHASER                                AMOUNT                 COMMON STOCK                          WARRANTS*
 ------------                                ------                 ------------                          --------
 Todd A. Cohen                              $150,000                  375,000                               225,000
 10 Jockey Court
 Marlboro, NJ 07746

 Cecilia Conaway***                         $20,000                    50,000                                30,000
 c/o Eli Wilner
 1525 York Avenue
 New York, New York 10028

 Michael Contillo                           $100,000                  250,000                               150,000
 4 Mansion Drive
 Old Westbury, NY 11568

 Joseph Deglomini                           $100,000                  250,000                               150,000
 Hemlock Drive
 Alpine, New Jersey

 Gerald Director                            $80,000                   200,000                               120,000
 49 Sammis Lane
 White Plains, NY 10605

 Joseph Giamanco                            $80,000                   200,000                               120,000
 4 White Rock Terrace
 Holmdel, NJ 07732

 Edward D. Gorkes                           $200,000                  500,000                               300,000
 1200 New Church Court
 Ambler, PA 19002-1330

 Bernard Gutherz                            $100,000                  250,000                               150,000
 538 Hyson Road
 Jackson, NJ 08527

 Linda Halpert                              $80,000                   200,000                               120,000
 7282 Ballantrae Ct.
 Boca Raton, FL 33496

 Harbor View Group, Inc.                    $450,000                 1,125,000                              675,000
 One Old Country Road
 Suite 335
 Carle Place, NY 11514

-----------
***  Cecilia Conaway invested $20,000 on January 2001.


 NAME AND ADDRESS                                               NUMBER OF SHARES OF                       NUMBER OF
 OF PURCHASER                                AMOUNT                 COMMON STOCK                          WARRANTS*
 ------------                                ------                 ------------                          --------
 Barry L. Johnston                          $100,000                  250,000                               150,000
 1847 NW Treasure Pt.
 Stuart, FL 34994

 Glenn Kapuscienski                         $80,000                   200,000                               120,000
 33 Van Hise Drive
 Perrineville, NJ 08535

 Benjamin Kirsch                            $240,000                  600,000                               360,000
 71 White Mountain Lane
 Freehold, NJ 07728-8007

 Byron Lassin                               $300,000                  750,000                               450,000
 5 William Street
 Bayport, New York 11705

 Steven Levitt                              $100,000                  250,000                               150,000
 1196 Cove Edge Road
 Syosset, New York 11791

 Frederick Lutz                             $200,000                  500,000                               300,000
 1089 Dunbarton Trace NE
 Atlanta, GA 30087

 Roy D. Mittman                             $50,000                   125,000                                75,000
 2006 Mill Pond Court
 Wall, NJ 07719

 Jonas Parnes and Rhoda Parnes, Joint       $44,000                   110,000                                66,000
 Tenants
 20 Morningside Court
 Lakewood, NJ 08701

 Kermit Rudolph                             $80,000                   200,000                               120,000
 3 Maple
 Perrysburg, OH 43551

 Kenneth I. Schatz                          $160,000                  400,000                               240,000
 18 Robin Lake Drive
 Cherry Hill, NJ 08003

 Gerald Schuster                            $300,000                  750,000                               450,000
 8330 Scudders Gold Trail
 Cumming, GA 30040


 NAME AND ADDRESS                                               NUMBER OF SHARES OF                       NUMBER OF
 OF PURCHASER                                AMOUNT                 COMMON STOCK                          WARRANTS*
 ------------                                ------                 ------------                          --------
 Jeffrey Sliemers                           $40,000                   100,000                                60,000
 1055 Walnut Street
 Perrysburg, OH 43551

 Frank Vigliarolo                           $350,000                  875,000                               525,000
 7 Laurel Court
 Clarksburg, NJ 08510

 Myron Weiner                               $222,000                  555,000                               333,000
 315 E. 86th Street
 New York, NY 10028

 Barry Weshnak                              $80,000                   200,000                               120,000
 c/o Barymor Enterprises, Inc.
 P.O. Box 496
 Allenwood, NJ 08720

 Eli Wilner                                 $500,000                 1,250,000                              750,000
 42 Old Montauk Highway
 Montauk, NY 11954

 -----------------
* 50% of such Warrants have an exercise price of $.48 per share and 50% of such warrants have an exercise price of $.56 per share.

                                   EXHIBIT A-1


         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT.


                               WARRANT TO PURCHASE

                    COMMON STOCK, PAR VALUE $.00001 PER SHARE

                                       OF

                          ADVANCED VIRAL RESEARCH CORP.

                   ------------------------------------------



                  This certifies that, for value received, [NAME OF PURCHASER], or registered assigns ("Warrantholder"), is entitled to purchase from ADVANCED VIRAL RESEARCH CORP. (the "Company"), subject to the provisions of this Warrant, at any time and from time to time until 5:00 p.m. Eastern Standard Time on November __, 2005, _______ shares of the Company's Common Stock, par value $.00001 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $.48 per Warrant Share. The Warrant Price and the number of Warrant Shares which the Warrantholder is entitled to purchase is subject to adjustment upon the occurrence of the contingencies set forth in
Section 3 of this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price."

                  This Warrant is subject to the following terms and conditions:

                  I. EXERCISE OF WARRANT.

                           (a) This Warrant may be exercised in whole or in part
but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company, or any combination of the foregoing), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

                           (b) The Warrant Shares deliverable hereunder shall,
upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                  II. TRANSFER OR ASSIGNMENT OF WARRANT.

                           (a) Any assignment or transfer of this Warrant shall
be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

                           (b) Prior to any assignment or transfer of this
Warrant, the holder thereof shall, if reasonably requested by the Company, deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act.

                  III. ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARES -- ANTI-DILUTION PROVISIONS.

                           A. (1) Except as hereinafter provided, in case the
                  Company shall at any time after the date hereof issue any shares of Common Stock (including shares held in the Company's treasury) without consideration, then, and thereafter successively upon each issuance, the Warrant Price in effect immediately prior to each such issuance shall forthwith be reduced to a price determined by multiplying the Warrant Price in effect immediately prior to such issuance by a fraction:

                           (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance, and

                           (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance.

                  For the purposes of any computation to be made in accordance with the provisions of this clause (1), the following provisions shall be applicable:

                  (i) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Shares of Common Stock issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue.
                  (ii) The number of shares of Common Stock at any time outstanding shall not include any shares then owned or held by or for the account of the Company.

                                            (2) In case the Company shall at any
                                    time subdivide or combine the outstanding shares of Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                           B. In the event that the number of outstanding shares
                  of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Warrant Price becomes effective pursuant to the foregoing Subsection A of this Section by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to such Subsection A of this Section by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                           C. In the event of an adjustment of the Warrant
                  Price, the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

                                    (1)     an amount equal to the product of
                                            (i) the number of shares of Common
                                            Stock issuable upon exercise of this
                                            Warrant immediately prior to such
                                            adjustment, and (ii) the Warrant
                                            Price immediately prior to such
                                            adjustment, by

                                    (2)     the Warrant Price immediately after
                                            such adjustment.

                           D. In the case of any reorganization or
                  reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the holder of this Warrant shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the holder of this Warrant would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Warrant Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                           E. In case the Company shall, at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise hereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Warrant Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Warrant Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Warrant Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Warrant Price.

                           F. In case the Company shall, at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

                           G. Irrespective of any adjustments in the number of
                  Warrant Shares and the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

                  IV. OFFICER'S CERTIFICATE. Whenever the number of Warrant Shares and the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice

Presidents of the Company and by its Chief Financial Officer or one of its Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Warrant Price calculated to the nearest one hundredth of a cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required. A copy of such statement shall be mailed to the Warrantholder.

                  V. CHARGES, TAXES AND EXPENSES. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the Warrantholder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the Warrantholder.

                  VI. MISCELLANEOUS.

                           (a) The terms of this Warrant shall be binding upon
and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.

                           (b) No holder of this Warrant, as such, shall be
entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                           (c) Receipt of this Warrant by the holder hereof
shall constitute acceptance of an agreement to the foregoing terms and conditions.

                           (d) The Warrant and the performance of the parties
hereunder shall be construed and interpreted in accordance with the laws of the State of New York and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated: November ___, 2000

                                                ADVANCED VIRAL RESEARCH CORP.



                                                By:
                                                  ----------------------------
                                                      Shalom Hirschman, M.D.
                                                      President

                                SUBSCRIPTION FORM


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THE WARRANT)


         TO:      ADVANCED VIRAL RESEARCH CORP.


                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.00001 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.



                                    -------------------------------------------
                                    SIGNATURE

                                    -------------------------------------------


                                    -------------------------------------------
                                     ADDRESS







DATED:
       ------------------------

                                   ASSIGNMENT


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO TRANSFER THE WARRANT)


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right to purchase shares of Common Stock of ADVANCED VIRAL RESEARCH CORP., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                    -------------------------------------------
                                    SIGNATURE

                                    -------------------------------------------


                                    -------------------------------------------
                                     ADDRESS



DATED:
      -------------------------------
IN THE PRESENCE OF:

                                   EXHIBIT A-2


    THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE
   OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR
            PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION
                     REQUIREMENTS UNDER THE SECURITIES ACT.


                               WARRANT TO PURCHASE

                    COMMON STOCK, PAR VALUE $.00001 PER SHARE

                                       OF

                          ADVANCED VIRAL RESEARCH CORP.

                  -------------------------------------------

                  This certifies that, for value received, [NAME OF PURCHASER], or registered assigns ("Warrantholder"), is entitled to purchase from ADVANCED VIRAL RESEARCH CORP. (the "Company"), subject to the provisions of this Warrant, at any time and from time to time until 5:00 p.m. Eastern Standard Time on November __, 2005, _______ shares of the Company's Common Stock, par value $.00001 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $.56 per Warrant Share. The Warrant Price and the number of Warrant Shares which the Warrantholder is entitled to purchase is subject to adjustment upon the occurrence of the contingencies set forth in
Section 3 of this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price."

                  This Warrant is subject to the following terms and conditions:

                  I. EXERCISE OF WARRANT.

                           (a) This Warrant may be exercised in whole or in part
but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company, or any combination of the foregoing), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

                           (b) The Warrant Shares deliverable hereunder shall,
upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                  II. TRANSFER OR ASSIGNMENT OF WARRANT.

                           (a) Any assignment or transfer of this Warrant shall
be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

                           (b) Prior to any assignment or transfer of this
Warrant, the holder thereof shall, if reasonably requested by the Company, deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act.

                  III. ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARES -- ANTI-DILUTION PROVISIONS.

                                    A. (1) Except as hereinafter provided, in
                           case the Company shall at any time after the date hereof issue any shares of Common Stock (including shares held in the Company's treasury) without consideration, then, and thereafter successively upon each issuance, the Warrant Price in effect immediately prior to each such issuance shall forthwith be reduced to a price determined by multiplying the Warrant Price in effect immediately prior to such issuance by a fraction:

                                    (a)     the numerator of which shall be the
                                            total number of shares of Common
                                            Stock outstanding immediately prior
                                            to such issuance, and

                                    (b)     the denominator of which shall be
                                            the total number of shares of Common
                                            Stock outstanding immediately after
                                            such issuance.

                  For the purposes of any computation to be made in accordance with the provisions of this clause (1), the following provisions shall be applicable:

                           (i) Shares of Common Stock issuable by way of
dividend or other distribution on any stock of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Shares of Common Stock issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue.

                           (ii) The number of shares of Common Stock at any time
outstanding shall not include any shares then owned or held by or for the account of the Company.

                                            (2) In case the Company shall at any
                                    time subdivide or combine the outstanding shares of Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                           B. In the event that the number of outstanding shares
                  of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Warrant Price becomes effective pursuant to the foregoing Subsection A of this Section by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to such Subsection A of this Section by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                           C. In the event of an adjustment of the Warrant
                  Price, the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

                                    (1)     an amount equal to the product of
                                            (i) the number of shares of Common
                                            Stock issuable upon exercise of this
                                            Warrant immediately prior to such
                                            adjustment, and (ii) the Warrant
                                            Price immediately prior to such
                                            adjustment, by

                                    (2)     the Warrant Price immediately after
                                            such adjustment.

                           D. In the case of any reorganization or
                  reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the holder of this Warrant shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the holder of this Warrant would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Warrant Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                           E. In case the Company shall, at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise hereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Warrant Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Warrant Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Warrant Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Warrant Price.

                           F. In case the Company shall, at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

                           G. Irrespective of any adjustments in the number of
                  Warrant Shares and the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

                  IV. OFFICER'S CERTIFICATE. Whenever the number of Warrant Shares and the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Company and by its Chief Financial Officer or one of its Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Warrant Price calculated to the nearest one hundredth of a cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required. A copy of such statement shall be mailed to the Warrantholder.

                  V. CHARGES, TAXES AND EXPENSES. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the Warrantholder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the Warrantholder.

                  VI. MISCELLANEOUS.

                           (a) The terms of this Warrant shall be binding upon
and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.

                           (b) No holder of this Warrant, as such, shall be
entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                           (c) Receipt of this Warrant by the holder hereof
shall constitute acceptance of an agreement to the foregoing terms and conditions.

                           (d) The Warrant and the performance of the parties
hereunder shall be construed and interpreted in accordance with the laws of the State of New York and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated: November ___, 2000

                                              ADVANCED VIRAL RESEARCH CORP.



                                              By:
                                                 --------------------------
                                                   Shalom Hirschman, M.D.
                                                   President

                                SUBSCRIPTION FORM


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THE WARRANT)


         TO:      ADVANCED VIRAL RESEARCH CORP.


                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.00001 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.



                                    -------------------------------------------
                                    SIGNATURE

                                    -------------------------------------------

                                    -------------------------------------------
                                     ADDRESS






DATED:
       ------------------------

                                   ASSIGNMENT


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO TRANSFER THE WARRANT)


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________ the right to purchase shares of Common Stock of ADVANCED VIRAL RESEARCH CORP., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                    -------------------------------------------
                                    SIGNATURE

                                    -------------------------------------------

                                    -------------------------------------------
                                     ADDRESS




DATED:
      -------------------------------

IN THE PRESENCE OF:


-------------------------------------